                                                                   EXHIBIT 10.12


                       THIRD AMENDMENT TO CREDIT AGREEMENT


         THIS THIRD AMENDMENT TO CREDIT AGREEMENT (the "Amendment"), dated as of November 30, 1998, is entered into by and between PLANTRONICS, INC., a Delaware corporation (the "Company") and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION (the "Bank").


                                    RECITALS

         A. The Company and the Bank are parties to a Credit Agreement dated as of February 19, 1997, as amended by a First Amendment to Credit Agreement dated as of May 15, 1997, effective as of February 19, 1997, and a Second Amendment to Credit Agreement dated as of February 18, 1998 (as so amended, the "Credit Agreement") pursuant to which the Bank has extended certain credit facilities to the Company.

         B. The Company has requested that the Bank agree to certain amendments of the Credit Agreement.

         C. The Bank is willing to amend the Credit Agreement, subject to the terms and conditions of this Amendment.

         NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to them in the Credit Agreement.

         2. Amendments to Credit Agreement.

            (a) Section 1.01 of the Credit Agreement shall be amended by amending and restating the definition of 'Revolving Termination Date' in its entirety to read as follows:

                "'Revolving Termination Date' means the earlier to occur of:

                (a) November 29, 1999, and

                (b) the date on which the Commitment shall terminate in
            accordance with the provisions of this Agreement."

         (b) Section 2.01 of the Credit Agreement shall be amended by deleting the amount "$20,000,000" and inserting the amount "$30,000,000" in place thereof.

         (c) Article VI of the Credit Agreement shall be amended by inserting the following new Section 6.19 immediately following Section 6.18:


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                6.19 Y2K Representation. The Company has performed a reasonable review and assessment of the Company's and its Subsidiaries' systems and equipment and is in the process of making reasonable inquiry of the Company's and its Subsidiaries' material suppliers, vendors and customers regarding the "Year 2000 problem" (that is, the inability of computers, as well as embedded microchips in non-computing devices, to perform properly date-sensitive functions with respect to certain dates prior to and after December 31, 1999). On the basis of such internal review and assessment and of the external inquiries made to date, the Company reasonably believes that the Year 2000 problem, including costs of remediation, will not result in a Material Adverse Effect. The Company and its Subsidiaries have developed or will develop contingency plans which the Company believes in good faith to be adequate to ensure uninterrupted and unimpaired business operation in the event of failure of their own or a third party's systems or equipment due to the Year 2000 problem.

         (d) Section 8.13 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

                8.13 Tangible Net Worth. The Company shall not permit Tangible Net Worth on a consolidated basis as of the last day of any fiscal quarter to be less than the sum of (a) 90% of Tangible Net Worth as of the quarter ended September 26, 1998 minus (b) the lesser of (i) the amount of its stock repurchased by the Company after September 26, 1998; provided that such repurchases are otherwise permitted hereunder, and (ii) $35,000,000 plus (c) 50% of the Company's consolidated net income (but not less any net losses for any period) earned in each fiscal quarter starting with the quarter ended December 26, 1998 plus
         (d) 75% of the net proceeds of any equity securities issued after September 26, 1998 plus (e) 75% of any increase in stockholders' equity resulting from the conversion of debt securities to equity securities after September 26, 1998.

         (e) Schedule 2 to Exhibit C to the Credit Agreement (the form of Compliance Certificate) is hereby amended and restated in its entirety to read as set forth in Schedule 2 attached hereto.

         3. Representations and Warranties. The Company hereby represents and warrants to the Bank as follows:

            (a) No Default or Event of Default has occurred and is continuing.

            (b) The execution, delivery and performance by the Company of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligations of the Company, enforceable against it in accordance with its respective terms,



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except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

            (c) All representations and warranties of the Company contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date.

            (d) The Company is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Bank or any other Person.

         4. Effective Date. This Amendment will become effective as of the date first above written, provided that each of the following conditions precedent is satisfied:

            (a) The Bank has received from the Company a duly executed original (or, if elected by the Bank, an executed facsimile copy) of this Amendment.

            (b) The Bank has received from the Company a copy of a resolution passed by the board of directors of such corporation, certified by the Secretary or an Assistant Secretary of such corporation as being in full force and effect on the date hereof, authorizing the execution, delivery and performance of this Amendment.

         5. Reservation of Rights. The Company acknowledges and agrees that the execution and delivery by the Bank of this Amendment shall not be deemed to create a course of dealing or otherwise obligate the Bank to enter into amendments under the same, similar or any other circumstances in the future.

         6. Miscellaneous.

            (a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein and in the other Company Documents and Loan Documents to such Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement. This Amendment is a Company Document and a Loan Document.

            (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and to the Credit Agreement and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

            (c) This Amendment shall be governed by and construed in accordance with the law of the State of California.

            (d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto



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either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Bank of a facsimile transmitted document purportedly bearing the signature of the Company shall bind the Company with the same force and effect as the delivery of a hard copy original. Any failure by the Bank to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document which hard copy page was not received by the Bank, and the Bank is hereby authorized to make sufficient photocopies thereof to assemble complete counterparty documents.

            (e) This Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in accordance with the provisions of Section 10.01 of the Credit Agreement.

            (f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit Agreement, respectively.

            (g) Company covenants to pay to or reimburse the Bank, within 30 Business Days after demand, for all reasonable costs and expenses (including allocated costs of in-house counsel) incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment.




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            IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.



                                                PLANTRONICS, INC.


                                                By: /s/ BARBARA V. SCHERER
                                                   ----------------------------
                                                Name: Barbara V. Scherer
                                                Title: Sr. Vice President,
                                                       Finance & Administration
                                                       and Chief Financial
                                                       Officer
                                                      -------------------------


                                                By: /s/ JOHN A. KNUTSON
                                                   ----------------------------
                                                Name: John A. Knutson
                                                Title: Vice President-Legal,
                                                       Senior General Counsel
                                                       & Secretary
                                                      -------------------------



                                                BANK OF AMERICA NATIONAL
                                                TRUST AND SAVINGS ASSOCIATION

                                                By: /s/ JAMES P. JOHNSON
                                                   ----------------------------
                                                Name: James P. Johnson
                                                Title: Managing Director


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                                                     Date: ______________, _____
                                                     For the fiscal quarter/year
                                                     ended ______________, _____



                                PLANTRONICS, INC.
                                   SCHEDULE 2
                          to the Compliance Certificate                      X
                                ($ in 000's)(1)


                                                              Actual                               Required/Permitted
                                                              ------                               ------------------
         1.      Section 8.12 Net Funded Debt to
                 EBITDA Ratio.

                 The ratio of:


                 A.     Net Funded Debt:

                        the difference of:

                        (i)      Indebtedness(2)              ----------
                                        plus
                        (ii)     Guaranty Obligations(2)      ----------
                                        less
                        (iii)    cash and Cash Equivalents(3)
                                                              ----------

                                 (i)+(ii)-(iii)            =  ----------


                 B.     EBITDA(4)

                        the sum of:
                        (i)      net income or loss(5)        ----------
                                        plus
                        (ii)     depreciation                 ----------
                                        plus
                        (iii)    amortization                 ----------
                                        plus
                        (iv)     interest                     ----------
                                        plus





----------------------

(1) All items determined on a consolidated basis and in accordance with GAAP, consistently applied.

(2)      See definition of Net Funded Debt for certain items excluded.

(3)      Not subject to any Lien, and to extent exceeding $5,000,000.

(4)      Calculated on a rolling four-quarter basis.

(5)      Without giving effect to extraordinary losses or gains





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
                                                                Actual                             Required/Permitted
                                                                ------                             ------------------
                        (v)      taxes on income              ----------

                                        plus

                        (vi)     non-cash expenses or
                                 charges for management
                                 stock compensation           ----------

                       (i)+(ii)+(iii)+(iv)+(v)+(vi)       =   ----------
                                     A
                                  -------
                                     B                    =   ----------        Not more than 3.00


         2.      Section 8.13 Tangible Net Worth.
                 Tangible Net Worth:                                            Not to be less than the sum of:

                                                                                A.   Tangible Net Worth as of
                                                                                     9/26/98:

                 (i)       gross book value of assets         ----------        (i)   gross book value
                                                                                      of assets                        ----------

                                        less                                                            less
                                        ----                                                            ----

                 (ii)      goodwill, licensing agreements,                      (ii) goodwill, licensing
                           patents, trademarks, trade                                agreements, patents, trade-
                           names, organization expenses,                             marks, trade names, organi-
                           treasury stock, unamortized debt                          zation expenses, treasury
                           discount and premium, deferred                            stock, unamortized debt
                           charges and other like                                    discount and premium, deferred
                           intangibles                        ----------             charges and other like
                                                                                     intangibles                        ----------

                                        less                                                            less
                                        ----                                                            ----


                 (iii)     reserves applicable to assets                        (iii) reserves applicable
                           (including reserves for                                    to assets (including reserves
                           depreciation and amortization)     ----------              for depreciation and
                                                                                      amortization)                     ----------


                                        less                                                            less
                                        ----                                                            ----



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
                                                                Actual                             Required/Permitted
                                                                ------                             ------------------


                 (iv)      all liabilities (including                           (iv) all liabilities (including
                           accrued and deferred                                      accrued and deferred income
                           income taxes and any                                      taxes and subordinated
                           subordinated liabilities)          ----------             liabilities)                      -----------

                           (i)-(ii)-(iii)-(iv)       =                              (i)-(ii)-(iii)-(iv)    =           -----------
                                                              ==========

                                                                                                       x                    90%
                                                                                                                       -----------

                                                                                                        Less
                                                                                                        ----

                                                                                B.   Stock repurchases after
                                                                                     9/26/98 (not to exceed
                                                                                     $35,000,000)                      -----------

                                                                                                        plus
                                                                                                        ----

                                                                                 C.   50% of net income after
                                                                                      Income taxes (without
                                                                                      Subtracting losses)
                                                                                      earned after 9/26/98             -----------

                                                                                                        plus
                                                                                                        ----

                                                                                 D.   75% of net proceeds
                                                                                      From any equity
                                                                                      Securities issued
                                                                                      After 9/26/98                    -----------

                                                                                                        plus
                                                                                                        ----

---------------------
(6) Calculation will need to be done for first compliance certificate only; thereafter, this number will be inserted.




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
                                                                Actual                             Required/Permitted
                                                                ------                             ------------------

                                                                                 E.   75% of any increase
                                                                                      in stockholder's
                                                                                      equity resulting
                                                                                      from the conversion
                                                                                      of debt securities
                                                                                      to equity securities
                                                                                      after 9/26/98                    -----------


                                                                                           A - B + C + D + E      =
                                                                                                                       ===========

         3.      Section 8.14 Interest Coverage
                 Ratio.(7)

                 The ratio of:

                 A.   Adjusted EBITDA
                      (i)  EBITDA (from 1(B) above)            ----------

                                        less

                      (ii) Capital Expenditures                ----------
                                     (i) - (ii)                ----------

                 B.   Cash Interest Expense
                      (i)  Total interest expense
                           (including commissions,
                           discounts, fees and other charges
                           in connection with standby
                           letters of credit and similar
                           instruments
                                                               ----------
                                        less

                      (ii) Non-cash items included
                 in        (i)                                 ----------
                                  (i) - (ii)                   ----------
                                          A
                                        ----
                                          B                =   ==========       Not less than 3.00



----------------------

(7)     Calculated on a rolling four-quarter basis.





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